UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DECEMBER 5, 2005
Date of Report (Date of earliest event reported)

GENEMAX CORP.

(Exact name of registrant as specified in its charter)

Nevada	0-2739	88-0277072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 400, 1681 Chestnut Street Vancouver, British Columbia Canada	V6J 4M6
(Address of principal executive offices)	(Zip Code)

604.331.0400
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02      Departure of Directors or Principal Officers; Appointment of Principal Officers

Effective on December 5, 2005 the Board of Directors (the "Board") of GeneMax Corp. (the "Company") accepted the resignations of each of Dr. Karl E. Hellstrom and Dr. Terry W. Pearson as directors and officers of the Company (the "Resignations"). Both Dr. Hellstrom and Dr. Pearson have agreed to be part of the Company's existing Scientific Advisory Board and will continue to consult with the Company on an as when needed basis.

In conjunction with its acceptance of the Resignations, and again effective on December 5, 2005, the Board has now accepted the consents to act as directors of the Company from each of Messrs. Aris P.A. Morfopoulos, Alan P. Lindsay and Patrick A. McGowan (the "Acceptances").

As a result of the Acceptances, and again effective on December 5, 2005, the following resulting executive officers of the Company were appointed to the following positions by the Board:
Individual	Officer position with the Company
Aris P. A. Morfopoulos	President, Chief Executive Officer and Principal Executive Officer
Patrick A. McGowan	Secretary, Chief Financial Officer and Principal Accounting Officer
Wilfred A. Jefferies	Chairman and Chief Scientific Officer

The Board is informed that Aris P.A. Morfopoulos has extensive experience in administering reporting and non-reporting companies. Since 1994 Mr. Morfopoulos has been a director and/or officer of the following reporting companies listed for trading on the TSX Venture Exchange: a director of Hermes Ventures Ltd. (from February of 1994 to July of 1995); a director of Consolidated African Mining Corp. (from May of 1997 to January of 1998); the Secretary and CFO of Consolidated Ouro Brasil Ltd., (from May of 1998 to August of 2002); the CFO of New Oroperu Resources Inc. (from June of 1997 to present); and the Secretary and CFO of Carlin Gold Corporation (from November of 2004 to present). From April of 1993 to April of 2004 Mr. Morfopoulos was the Present and principal of Morfopoulos Consulting Associates, Ltd., a non-reporting company providing various management and administrative services to various reporting and non-reporting companies. Mr. Morfopoulos earned a B.Comm (Honours) from the University of Manitoba in 1975. Mr. Morfopoulos has not been involved in the past five years in any legal proceedings described in Item 401(d) of Regulation S-B.

The Board is informed that Alan P. Lindsay has extensive experience in building companies and taking them public on recognized stock exchanges. Mr. Lindsay has been the Chairman, President and CEO of MIV Therapeutics, Inc. ("MIVT"); a reporting company listed on the NASDAQ over-the-counter bulletin board ("OTCBB"), since October of 2001. Before coming to MIVT, Mr. Lindsay was the Chairman, President and CEO of Azco Mining Inc. ("Azco"), a base metals exploration company he co-founded and took public on the Toronto and American Stock Exchanges. Mr. Lindsay served as Azco's CEO and President from 1991 to 1994, as its Chairman and CEO from 1994 to 1997 and as its President, Chairman and CEO from 1997-2000. Azco was listed on the Toronto Stock Exchange in 1993 and on the American Stock Exchange in 1994. Mr. Lindsay was also the Chairman of GeneMax Pharmaceuticals Inc., the predecessor non-reporting company to the Company. which he co-founded 1999 and assisted with its financing. Mr. Lindsay resigned as Chairman prior to the company going public, and as director shortly afterward. In 2002 GeneMax Pharmaceuticals Inc. was taken public through a reverse take over and was listed on the OTCBB as the present Company. Prior to becoming an entrepreneur Mr. Lindsay was responsible for building a significant business and marketing organization in Vancouver, B.C., Canada, for Manulife Financial, a major international financial services corporation. Mr. Lindsay has not been involved in the past five years in any legal proceedings described in Item 401(d) of Regulation S-B.

The Board is informed that Mr. McGowan is a management consultant specializing in assisting public companies with financing, regulatory filings, administration and business plans. From November 1, 2001 to the present, he has been engaged by MIVT to serve as its Executive Vice President and CFO, and to assume responsibility for negotiations with attorneys, auditors and financial institutions and the day to day business operations of MIVT. From September 1997 to the time he joined MIVT Mr. McGowan served as CEO of American Petro-Hunter, Inc. ("American"), an oil exploration company with duties including reviewing business proposals, writing business plans and approving corporate filings. Mr. McGowan was also responsible for all legal matters and functional areas of business for American, including administration, accounting, contract negotiations, banking, writing press releases and overseeing regulatory filings. American is currently listed on the OTCBB. Mr. McGowan obtained his Masters of Business Administration from the University of Western Ontario in 1965, and his Bachelors of Science from the University of Oregon in 1963. Mr. McGowan has not been involved in the past five years in any legal proceedings described in Item 401(d) of Regulation S-B.

Rounding out the Board of the Company are Dr. Wilfred A. Jefferies and Dr. Glynn Wilson.

Dr Wilfred A. Jefferies has been a director of the Company since July of 2002 and currently serves as Chairman of the Board. Mr. Jefferies is the Company's Chief Scientific Officer. He is a Professor of Medical Genetics, Microbiology and Immunology, and a member of the Biomedical Research Centre and the Biotechnology Laboratory at the University of British Columbia. Dr. Jefferies received his D.Phil. from Oxford University and was a post-doctoral research fellow at the Karolinska Institute in Sweden and the Swiss Cancer Institute in Lausanne. His current research focus at University of British Columbia is iron transport/metabolism and antigen processing. Dr. Jefferies oversees and directs the scientific development of the Company.

Dr Glynn Wilson has served as a director of the Company since February of 2005. Dr. Wilson is an internationally renowned expert in drug delivery technologies. Dr. Wilson was the Worldwide Head of Drug Delivery at SmithKline Beecham from 1989 to 1994, and the Chief Scientific Officer at Tacora Corporation from 1994 to 1997. Dr. Wilson was the Vice-President, R&D, at Access Pharmaceuticals from 1997 to 1998, and the President and CEO of PharmaSpec Corporation from 1999 to 2000. Currently, Dr. Wilson is President and CEO of Auriga Pharmaceuticals, a specialty pharmaceutical company, and President and CEO of the GW Group. Dr. Wilson obtained his Ph.D. in Biochemistry, at Heriot-Watt University, Edinburgh in 1972. He has been an adjunct professor, Pharmaceutics and Pharmaceutical Chemistry, at the University of Utah since 1994, and was a faculty member at Rockefeller University, New York, in the laboratory of the Nobel Laureates, Sanford Moore and William Stein, from 1974 to 1979.

At present there are no employment arrangements as between the Company and either of Messrs. Morfopoulos, Lindsay or McGowan. It is presently expected that the Company will enter into a consulting arrangement with Mr. Morfopoulos in the near future and respecting the provision for the day-to-day management of all regulatory and corporate matters for the Company.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01      Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.

Not applicable.

(b)      Pro forma Financial Information.

Not applicable.

(c)     Shell company transactions.

Not applicable.

(d)      Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GENEMAX CORP.
DATE: December 9, 2005	By: /s/ Wilfred A. Jefferies ______________________________________ Wilfred A. Jefferies Chairman and a Director

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